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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-5)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-104454               33-0852169
           --------                  ----------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                            92612
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

         On October 17, 2003, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2003-5, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-I-1 Certificates," the "Class A-I-2 Certificates," the "Class A-I-2A Certificates," the "Class A-I-3 Certificates," the "Class A-I-4 Certificates," the "Class A-I-5 Certificates," the "Class A-I-6 Certificates," the "Class A-I-6A Certificates," the "Class A-I-7 Certificates," the "Class A-II Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class B Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,099,728,661.27 as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 16, 2003 (the "Mortgage Loan Purchase Agreement") among the Depositor and NC Capital Corporation. The Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-2A Certificates, the Class A-I-3 Certificates, the Class A-I-4 Certificates, the Class A-I-5 Certificates, the Class A-I-6 Certificates, the Class A-I-6A Certificates, the Class A-I-7 Certificates, the Class A-II Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates, were sold by the Depositor to Bear, Stearns & Co. Inc. (the "Representative"), pursuant to an Underwriting Agreement, dated October 16, 2003, between the Depositor and the Representative.




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                                       -3-


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                           Initial Certificate
             Class                           Principal Balance                  Pass-Through Rate
             -----                           -----------------                  -----------------
              A-I-1                           $259,746,000.00                       Variable
              A-I-2                            $83,420,000.00                   2.940% per annum
             A-I-2A                            $25,000,000.00                   2.860% per annum
              A-I-3                           $180,350,000.00                   3.560% per annum
              A-I-4                           $119,980,000.00                   4.760% per annum
              A-I-5                            $24,904,000.00                   5.500% per annum
              A-I-6                            $51,175,000.00                   5.500% per annum
             A-I-6A                            $40,000,000.00                   5.500% per annum
              A-I-7                            $87,175,000.00                   5.150% per annum
              A-II                             $74,250,000.00                       Variable
               M-1                             $53,350,000.00                   5.410% per annum
               M-2                             $40,150,000.00                   5.500% per annum
               M-3                             $16,500,000.00                   5.500% per annum
               M-4                             $8,250,000.00                    5.500% per annum
               M-5                             $8,250,000.00                    5.500% per annum
               CE                              $10,999,900.00                       Variable
                P                                  $100.00                             N/A
                R                         100 % Percentage Interest                    N/A
                B                              $16,500,000.00                   5.500% per annum

                  The Certificates, other than the Class B, Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 22, 2003, and the Prospectus Supplement, dated October 16, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B, Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used



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                                       -4-

but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.













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                                       -5-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


         Exhibit No.                        Description
         -----------                        -----------

         4.1 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among New Century Mortgage
                                            Securities, Inc. as Depositor, New
                                            Century Mortgage Corporation as
                                            Master Servicer and Deutsche Bank
                                            National Trust Company, relating to
                                            the Series 2003-5 Certificates.









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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2003


                                           NEW CENTURY MORTGAGE SECURITIES INC.

                                           By: /s/ Kevin M. Cloyd
                                               --------------------------------
                                           Name:   Kevin Cloyd
                                           Title:  Executive Vice President










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                                Index to Exhibits




       Exhibit No.                               Description
       -----------                               -----------
           4.1 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among New Century Mortgage Securities, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and Deutsche Bank National Trust Company, relating to the Series 2003-5 Certificates.





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                                   Exhibit 4.1